UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2020
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1000 Windward Concourse, Suite 250, Alpharetta, Georgia	30005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 810-7800

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On May 22, 2020, Agilysys, Inc. (the “Company”) completed the previously announced issuance and sale of 1,735,457 shares of its preferred stock, without par value, designated as “Series A Convertible Preferred Stock” (the “Convertible Preferred Stock”) to MAK Capital Fund L.P., a Bermuda Islands limited partnership and MAK Capital Distressed Debt Fund I, LP, a Delaware limited partnership (each, in its capacity as a designee of MAK Capital One L.L.C., a Delaware limited liability company (the “Purchaser”), the “Related Purchaser”) pursuant to the terms of the Investment Agreement (the “Investment Agreement”), dated as of May 11, 2020, between the Company and the Purchaser.
The terms of the Convertible Preferred Stock are set forth in the Certificate of Amendment to the Amended Articles of Incorporation of the Company (the “Certificate of Amendment”), which was filed with the Secretary of State of the State of Ohio on May 22, 2020. A summary of the material terms of the Convertible Preferred Stock was previously disclosed in Item 1.01 to the Company’s Current Report on Form 8-K filed on May 13, 2020. A copy of the Certificate of Amendment is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.
Registration Rights Agreement
On May 22, 2020, the Company and the Related Purchasers also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company granted the Related Purchasers certain customary demand, shelf and piggyback registration rights. Under the Registration Rights Agreement, the Company is required to use its reasonable best efforts to file within three months of the closing of the transactions contemplated by the Investment Agreement (the “Closing”), and cause to be declared effective as promptly as practicable after the filing thereof and no later than six months of the date of the Closing, a shelf registration statement registering the public resale of the shares of common stock of the Company, without par value (the “Common Stock”), issued upon conversion of the Convertible Preferred Stock.
The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement. A copy of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.
Item 3.02.          Unregistered Sales of Equity Securities.
The offer and sale of the shares of Convertible Preferred Stock pursuant to the Investment Agreement described above was made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The shares of Common Stock issuable upon conversion of shares of the Convertible Preferred Stock will be issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act. The information in Item 1.01 above relating to the issuance and sale of the Convertible Preferred Stock is incorporated into this Item 3.02 by reference.
Item 3.03.          Material Modification to Rights of Security Holders.
Pursuant to the Investment Agreement, the Company issued 1,735,457 shares of Convertible Preferred Stock to the Related Purchasers. A summary of the rights, preferences and privileges of the Convertible Preferred Stock is set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company on May 13, 2020, which is incorporated herein by reference. Each share of Convertible Preferred Stock issued to the Related Purchasers pursuant to the Investment Agreement has the powers, designations, preferences, and other rights of the Convertible Preferred Stock as are set forth in the Certificate of Amendment filed by the Company with the Ohio Secretary of State on May 22, 2020, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.
Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in Item 1.01 and Item 3.03 above relating to the issuance and sale of the Convertible Preferred Stock and the Certificate of Amendment is incorporated herein by reference. The Certificate of Amendment establishes the powers, designations, preferences, and other rights of the Convertible Preferred Stock and became effective upon filing with the Secretary of State of the State of Ohio on May 22, 2020.

Item 9.01.           Financial Statements and Exhibits.
(d)            Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended Articles of Incorporation of Agilysys, Inc.
10.1	Registration Rights Agreement, dated May 22, 2020, by and among Agilysys, Inc., MAK Capital Fund L.P. and MAK Capital Distressed Debt Fund I, LP

 Forward-Looking Language
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements the Company makes regarding the effect of the investment on its business and financial position and its ability to increase its competitive advantage and to carry forward its innovation and other growth initiatives.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risk that the consummation of the Transactions may be delayed or may not occur due to the failure to satisfy customary closing conditions related to the Transactions; the effect of the COVID-19 pandemic on its business and the success of any measures the Company has taken or may take in the future in response thereto; and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q.

Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

By:	/s/ Kyle C. Badger
Kyle C. Badger
Senior Vice President, General Counsel and Secretary

Date: May 26, 2020